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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported) August 5, 2003
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                           Princeton Video Image, Inc.
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               (Exact Name of Registrant as Specified in Charter)

Delaware                          000-23415                      22-3062052
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(State or Other              (Commission File                 (I.R.S. Employer
Jurisdiction of                   Number)                    Identification No.)
Incorporation)


          15 Princess Road, Lawrenceville, New Jersey      08648
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          (Address of Principal Executive Offices)       (Zip Code)


        Registrant's telephone number, including area code (609) 912-9400
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                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)
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Item 5. Other Events.

      On August 5, 2003, Princeton Video Image, Inc. issued the following press release:

              PVI GETS BANKRUPTCY COURT APPROVAL FOR SALE OF ASSETS

      Lawrenceville, NJ - August 5, 2003 -- Princeton Video Image, Inc. (OTCBB:
PVII) announced today that it has received bankruptcy court approval for the sale of its assets pursuant to Section 363 of the U.S. Bankruptcy Code to PVI Virtual Media Services, LLC, a newly formed entity owned by PVI's two secured creditors and largest stockholders. The closing of the transaction is subject to the satisfaction of certain closing conditions set forth in the asset purchase agreement between the parties relating to the bankruptcy process, as well as other customary closing conditions.

      PVI Virtual Media Services has been providing PVI with interim financing to fund its post-petition operating expenses. PVI expects that, following any consummation of the asset sale, PVI will be liquidated pursuant to a plan of liquidation which would be subject to the approval of the bankruptcy court. In the event of a liquidation, any recovery for shareholders of PVI would be highly unlikely.

About Princeton Video Image, Inc:

Princeton Video Image, Inc. (PVI) provides real-time virtual advertising, programming enhancements, virtual product integration and targeted interactive services for televised sports and entertainment events. PVI services the advertising industry with its proprietary, Emmy award-winning technology. Headquartered in New York City and Lawrenceville, New Jersey, PVI has offices in Los Angeles, Toronto, Tel Aviv and Mexico City.

This press release contains forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of various risks and uncertainties, including, but not limited to, the following: PVI's ability to maintain sufficient debtor-in-possession financing to fund its operations and the expenses of the Chapter 11 process; PVI's ability to obtain court approval with respect to motions in the Chapter 11 proceeding; the outcome and timing of the proposed sale of PVI's assets, including PVI's ability to close a transaction with PVI Virtual Media Services, LLC or any other purchaser; and the uncertainty associated with motions by third parties in the bankruptcy proceeding.

CONTACT: Princeton Video Image, Inc. James Green, 609/912-9400
SOURCE: Princeton Video Image, Inc.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Princeton Video Image, Inc.


                                      By:     /s/ James Green
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                                           James Green
                                           President and Chief Operating Officer


Dated: August 5, 2003